UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4748
DREYFUS PREMIER FIXED INCOME FUNDS
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/05

FORM N-CSR

Item 1. Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
24	Statement of Financial Futures
24	Statement of Options Written
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statement of Changes in Net Assets
30	Financial Highlights
34	Notes to Financial Statements
49	Report of Independent Registered
Public Accounting Firm
50	Important Tax Information
51	Information About the Review and Approval
of the Fund’s Management Agreement
56	Board Members Information
58	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus Premier
Core Bond Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier Core Bond Fund, covering the 12-month period from November 1, 2004, through October 31, 2005. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s primary portfolio manager, Kent Wosepka.

Although bond yields recently started creeping upward, long-term bond yield spreads remained relatively narrow compared to short-term bond yields throughout the reporting period — despite historical norms. In fact, long-term bond yields generally declined during the first half of the reporting period. Low inflation expectations among U.S. investors and robust demand from overseas investors appear to have helped longer-term bond prices withstand the potentially eroding effects of rising short-term interest rates.

As the end of 2005 approaches, some economists have suggested that the U.S. economy may be reaching an inflection point. Investors’ reactions to a change in leadership at the Federal Reserve Board, coupled with the potential effects of higher fuel prices on consumer spending, may set the tone for the financial markets in 2006.As always, we encourage you to talk with your financial advisor about the investment strategies and specific portfolio allocations that may be appropriate for you.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Kent Wosepka, Portfolio Manager

How did Dreyfus Premier Core Bond Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2005, the fund’s Class A shares achieved a 2.17% total return and distributed aggregate income dividends of $0.617 per share, Class B shares achieved a 1.67% total return and distributed aggregate income dividends of $0.546 per share, Class C shares achieved a 1.42% total return and distributed aggregate income dividends of $0.508 per share and Class R shares achieved a 2.42% total return and distributed aggregate income dividends of $0.653 per share.1 In comparison, the fund’s benchmark, the Lehman Brothers U.S.Aggregate Index (the “Index”), achieved a total return of 1.13% for the same period.2

Although low inflation expectations and robust investor demand generally supported bond prices over the reporting period, rising interest rates limited their total returns. A number of factors helped the fund perform better than the Index during the reporting period. Exposure to currency-hedged European bonds and Treasury Inflation Protected Securities (“TIPS”) both added to the fund’s relative total return. In addition, successful security selection in corporate bonds helped the fund miss many of the pitfalls that befell the credit markets over the past year.

What is the fund’s investment approach?

The fund seeks to maximize total return through capital appreciation and current income. At least 80% of the fund must be invested in bonds, which include U.S.Treasury securities, U.S. government agency securities, corporate bonds, mortgage- and asset-backed securities, convertible securities and preferred stocks.The fund may invest up to 35% of its assets in bonds of below investment-grade credit quality, also known as high yield securities. However, the fund seeks to maintain an overall portfolio credit quality of investment-grade (BBB or higher).

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

What other factors affected the fund’s performance?

The fund was primarily influenced by rising short-term interest rates. In its ongoing effort to forestall potential inflationary pressures, the Federal Reserve Board (the “Fed”) raised the overnight federal funds rate eight consecutive times during the reporting period, driving it from 1.75% to 3.75% . On November 1, 2005, just one day after the reporting period’s close, the Fed acted again, hiking the federal funds rate another 25 basis points to 4%.

Historically, bond prices tend to fall when short-term interest rates rise, as fixed-income investors grow concerned that inflation may erode the future value of principal and interest payments.The reporting period proved to be different. Longer-term bond prices held up surprisingly well, as investors expressed confidence in the Fed’s inflation-fighting ability. In addition, prices of U.S. government securities were supported by robust demand from overseas investors, including central banks in Asia.

Corporate bonds also fared relatively well, with improving business conditions for many issuers offsetting turmoil in the automotive sector. In the spring, General Motors and Ford Motor Company reported disappointing financial results, prompting the major bond rating agencies to downgrade their unsecured debt to the high yield category. Although this dislocation hurt corporate bond prices at the time, they bounced back during the summer, enabling them to post positive returns for the reporting period overall.

Returns were boosted by the success of our security selection strategy within the corporate bond market. The fund held relatively few automotive bonds when the automakers’ financial problems came to light, and we subsequently established positions in shorter-maturity securities from General Motors’s more financially sound financing subsidiaries, enabling the fund to participate in the sector’s rebound.

The fund also enjoyed relatively robust results from its investments in bonds from non-U.S. issuers, especially Germany. Unlike the United States, interest rates in Europe have remained near historically low levels

4

in a sluggish regional economy, helping to support their prices. The fund’s positions in foreign securities were “hedged,” enabling it to avoid the eroding effects of currency fluctuations during the reporting period.

Finally, the fund received strong contributions to performance from TIPS, which benefited from increases in the Consumer Price Index stemming from higher energy prices. On the other hand, the fund’s underweighted position in mortgage-backed securities prevented it from participating fully in the mortgage sector’s relatively attractive returns.

What is the fund’s current strategy?

As of the reporting period’s end, most of the bond market sectors that traditionally offer higher yields than U.S.Treasury securities appeared richly valued to us, suggesting that risks currently outweigh potential rewards in these areas. Accordingly, we have adopted a more conservative investment posture, including a shorter average duration — a measure of sensitivity to changing interest rates — than the bench-mark.We set the fund’s exposure to corporate bonds in a range that was in line with the benchmark, and we have tended to favor securities that we believe are likely to receive credit-rating upgrades from the high yield to investment-grade categories. In our view, these are prudent strategies as the economy moves to the next phase of the cycle.

November 15, 2005
[1]	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through September 30, 2006, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers U.S. Aggregate Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.

The Fund 5

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier Core Bond Fund on 10/31/95 to a $10,000 investment made in the Lehman Brothers U.S. Aggregate Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested. Performance for Class B, Class C and Class R shares will vary from the performance of Class A shares due to differences in charges and expenses.

The fund invests primarily in fixed-income securities of domestic and foreign issuers.The fund’s performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses.The Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.The Index does not take into account charges, fees and other expenses. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/05

	Inception				From
	Date	1 Year	5 Years	10 Years	Inception

Class A shares
with maximum sales charge (4.5%)		(2.43)%	4.32%	5.73%
without sales charge		2.17%	5.29%	6.22%
Class B shares
with applicable redemption charge †	3/1/00	(2.25)%	4.44%	—	4.98%
without redemption	3/1/00	1.67%	4.78%	—	5.12%
Class C shares
with applicable redemption charge ††	3/1/00	0.44%	4.53%	—	4.79%
without redemption	3/1/00	1.42%	4.53%	—	4.79%
Class R shares	3/1/00	2.42%	5.63%	—	5.93%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%. After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund 7

U N D E R S TA N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Premier Core Bond Fund from May 1, 2005 to October 31, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2005
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 4.55	$ 7.07	$ 8.32	$ 3.34
Ending value (after expenses)	$1,004.70	$1,002.20	$1,000.90	$1,005.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2005
	Class A	Class B	Class C	Class R

Expenses paid per $1,000 †	$ 4.58	$ 7.12	$ 8.39	$ 3.36
Ending value (after expenses)	$1,020.67	$1,018.15	$1,016.89	$1,021.88

† Expenses are equal to the fund’s annualized expense ratio of .90% for Class A, 1.40% for Class B, 1.65% for
Class C and .66% for Class R, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS October 31, 2005
	Principal
Bonds and Notes—112.7%	Amount [a]		Value ($)

Aerospace & Defense—.1%
L-3 Communications,
Conv. Bonds, 3%, 2035	625,000	[b]	631,250
Agricultural—.6%
Altria:
Debs., 7.75%, 2027	1,750,000	[c]	2,017,047
Notes, 7%, 2013	1,885,000		2,045,102
			4,062,149
Airlines—.0%
USAir,
Enhanced Equipment Notes, Ser. C, 8.93%, 2009	1,435,843	[d,e]	144
Asset-Backed Ctfs./Automobile Receivables—1.4%
AmeriCredit Automobile Receivables Trust,
Ser. 2002-EM, Cl. A3A, 2.97%, 2007	69,608		69,617
Capital Auto Receivables Asset Trust,
Ser. 2005-1, Cl. D, 6.5%, 2012	1,100,000	[b]	1,074,491
Capital One Auto Finance Trust,
Ser. 2003-B, Cl. A4, 3.18%, 2010	350,000		343,455
Ford Credit Auto Owner Trust:
Ser. 2004-A, Cl. C, 4.19%, 2009	1,400,000		1,380,517
Ser. 2005-B, Cl. B, 4.64%, 2010	1,985,000		1,964,037
GS Auto Loan Trust,
Ser. 2004-1, Cl. A4, 2.65%, 2011	475,000		459,492
Navistar Financial Corp Owner Trust,
Ser. 2003-A, Cl. A4, 2.24%, 2009	875,000		850,979
Onyx Acceptance Grantor Trust,
Ser. 2003-D, Cl. A4, 3.2%, 2010	750,000		738,340
Triad Auto Receivables Owner Trust,
Ser. 2002-A, Cl. A4, 3.24%, 2009	507,502		503,243
WFS Financial Owner Trust:
Ser. 2004-1, Cl. A4, 2.81%, 2011	500,000		488,554
Ser. 2005-2, Cl. B, 4.57%, 2012	2,560,000		2,532,941
			10,405,666
Asset-Backed Ctfs./Credit Cards—1.8%
Capital One Multi-Asset Execution Trust,
Ser. 2004-C1, Cl. C1, 3.4%, 2009	1,150,000		1,122,743
MBNA Master Credit Card Note Trust,
Ser. 2002-C1, Cl. C1, 6.8%, 2014	11,322,000		12,177,311
			13,300,054

The Fund 9

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Asset-Backed Ctfs./Home Equity Loans—4.9%
Accredited Mortgage Loan Trust:
Ser. 2005-1, Cl. A2A, 4.1375%, 2035	3,603,652	[f]	3,606,434
Ser. 2005-2, Cl. A2A, 4.1375%, 2035	2,082,873	[f]	2,083,719
Ser. 2005-3, Cl. A2A, 4.1375%, 2035	3,421,878	[f]	3,423,888
Bayview Financial Acquisition Trust,
Ser. 2005-B, Cl. 1A6, 5.208%, 2039	2,550,000		2,477,484
Bear Stearns Asset Backed Securities,
Ser. 2005-TC1, Cl. A1, 4.1475%, 2035	1,328,732	[f]	1,328,507
CIT Group Home Equity Loan Trust,
Ser. 2002-1, Cl. AF4, 5.97%, 2029	211,725		211,873
Citigroup Mortgage Loan Trust,
Ser. 2005-HE1, Cl. A3A, 4.1275%, 2035	1,811,661	[f]	1,811,987
Fremont Home Loan Trust,
Ser. 2005-1, Cl. 2A1, 4.1375%, 2035	1,138,963	[f]	1,140,105
Home Equity Asset Trust:
Ser. 2005-5, Cl. 2A1, 4.1475%, 2035	3,733,778	[f]	3,735,971
Ser. 2005-8, Cl. M4, 4.66875%, 2036	1,870,000	[f]	1,870,000
Ser. 2005-8, Cl. M5, 4.69875%, 2036	2,470,000	[f]	2,470,000
Ser. 2005-8, Cl. M7, 5.20875%, 2036	1,175,000	[f]	1,175,000
Mastr Asset Backed Securities Trust,
Ser. 2005-WMC1, Cl. A3, 4.1375%, 2035	1,270,849	[f]	1,271,065
Morgan Stanley ABS Capital I,
Ser. 2005-WMC3, Cl. A2A, 4.1275%, 2035	1,546,211	[f]	1,546,703
Residential Asset Securities Corp.:
Ser. 2004-KS10, Cl. AI1, 4.2075%, 2013	772,221	[f]	772,823
Ser. 2005-AHL2, Cl. M2, 4.4775%, 2035	875,000	[f]	875,000
Ser. 2005-AHL2, Cl. M3, 4.5075%, 2035	555,000	[f]	555,000
Ser. 2005-EMX1, Cl. AI1, 4.1375%, 2035	1,488,583	[f]	1,489,722
Ser. 2005-EMX3, Cl. M1, 4.4675%, 2035	2,210,000	[f]	2,212,230
Ser. 2005-EMX3, Cl. M2, 4.4875%, 2035	2,500,000	[f]	2,501,456
			36,558,967
Asset-Backed Ctfs./Manufactured Housing—.5%
Green Tree Financial,
Ser. 1994-7, Cl. M1, 9.25%, 2020	3,396,140		3,579,608
Asset-Backed/Other—5.6%
Citigroup Mortgage Loan Trust:
Ser. 2005-OPT1, Cl. A1B, 4.2475%, 2035	650,000	[f]	651,094
Ser. 2005-OPT3, Cl. A1A, 4.1275%, 2035	1,506,049	[f]	1,506,200
Conseco Finance Securitization,
Ser. 2000-E, Cl. A5, 8.02%, 2031	2,567,731		2,662,737

10

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Asset-Backed/Other (continued)
Credit-Based Asset Servicing and Securitization,
Ser. 2005-CB4, Cl. AV1, 4.1375%, 2035	1,289,184	[f]	1,289,941
First Franklin Mortgage Loan,
Ser. 2005-FFH3, Cl. 2A1, 4.1675%, 2035	3,488,870	[f]	3,491,189
Merrill Lynch Mortgage Investors,
Ser. 2005-WMC2, Cl. A2A, 4.1275%, 2036	938,568	[f]	938,634
Morgan Stanley ABS Capital I:
Ser. 2005-WMC2, Cl. A2A, 4.1175%, 2035	3,105,103	[f]	3,107,305
Ser. 2005-WMC6, Cl. A2A, 4.1475%, 2035	3,096,863	[f]	3,098,682
Park Place Securities,
Ser. 2005-WHQ2, Cl. A2A, 4.1375%, 2035	2,508,035	[f]	2,510,040
Residential Asset Mortgage Products:
Ser. 2004-RS12, Cl. AI6, 4.547%, 2034	1,450,000		1,399,411
Ser. 2005-RS2, Cl. AII1, 4.1475%, 2035	1,833,818	[f]	1,835,548
Ser. 2005-RS2, Cl. M2, 4.5175%, 2035	2,105,000	[f]	2,123,126
Ser. 2005-RS2, Cl. M3, 4.5875%, 2035	600,000	[f]	604,251
Ser. 2005-RS3, Cl. AIA1, 4.1375%, 2035	2,282,572	[f]	2,284,395
Ser. 2005-RZ1, Cl. A1, 4.1375%, 2034	1,654,506	[f]	1,655,779
Saxon Asset Securities Trust,
Ser. 2004-2, Cl. AF2, 4.15%, 2035	9,715,000		9,631,859
Specialty Underwriting & Residential Finance:
Ser. 2005-BC1, Cl. A1A, 4.1475%, 2035	1,298,742	[f]	1,299,651
Ser. 2005-BC2, Cl. A2A, 4.1375%, 2035	1,414,994	[f]	1,415,953
			41,505,795
Auto Manufacturing—.7%
DaimlerChrysler:
Notes, 4.78%, 2008	3,745,000	[f]	3,746,026
Notes, 4.875%, 2010	1,100,000		1,067,659
			4,813,685
Banking—3.8%
Banco Nacional de Desenvolvimento
Economico e Social,
Notes, 5.822%, 2008	3,920,000	[f]	3,890,600
Chevy Chase Bank,
Sub. Notes, 6.875%, 2013	1,100,000		1,141,250
Chuo Mitsui Trust & Banking,
Sub. Notes, 5.506%, 2049	3,090,000	[b]	2,931,063
City National Bank,
Sub. Notes, 6.375%, 2008	350,000		360,326

The Fund 11

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Banking (continued)
Crestar Capital Trust I,
Capital Securities, 8.16%, 2026	1,165,000		1,244,611
Hibernia,
Sub. Notes, 5.35%, 2014	1,710,000		1,688,228
Industrial Bank of Korea,
Sub. Notes, 4%, 2014	1,080,000	[b,f]	1,031,220
Sovereign Bancorp,
Sr. Notes, 4.15%, 2009	2,590,000	[b,f]	2,591,867
Sumitomo Mitsui Banking,
Notes, 5.625%, 2049	2,160,000	[b,f]	2,116,655
Washington Mutual,
Notes, 2.4%, 2005	3,100,000		3,100,000
Wells Fargo Capital I:
Capital Securities, 7.96%, 2026	450,000		479,416
Capital Securities, Cl. B, 7.95%, 2026	1,200,000	[b]	1,277,306
Zions Bancorp:
Sr. Notes, 2.7%, 2006	3,975,000		3,936,932
Sub. Notes, 6%, 2015	1,990,000		2,078,086
			27,867,560
Building & Construction—.6%
American Standard,
Sr. Notes, 7.375%, 2008	1,010,000		1,056,287
D.R. Horton,
Sr. Notes, 5.875%, 2013	1,870,000		1,816,378
Schuler Homes,
Notes, 10.5%, 2011	1,735,000		1,882,475
			4,755,140
Chemicals—1.5%
ICI Wilmington,
Notes, 5.625%, 2013	1,525,000		1,514,195
International Flavors & Fragrance,
Notes, 6.45%, 2006	4,240,000		4,274,026
Lubrizol,
Debs., 6.5%, 2034	1,495,000		1,517,440

12

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Chemicals (continued)
RPM International:
Bonds, 6.25%, 2013	1,955,000		1,934,662
Sr. Notes, 4.45%, 2009	2,090,000		1,996,918
			11,237,241
Commercial & Professional Services—.9%
Aramark Services:
Sr. Notes, 6.375%, 2008	2,600,000		2,668,520
Sr. Notes, 7%, 2007	1,815,000		1,861,221
Erac USA Finance,
Notes, 7.95%, 2009	1,095,000	[b]	1,204,744
R.R. Donnelley & Sons,
Notes, 5%, 2006	1,000,000		997,580
			6,732,065
Commercial Mortgage Pass-Through Ctfs.—.9%
Bayview Commercial Asset Trust,
Ser. 2005-3A, Cl. B3, 7.0375%, 2035	698,798	[b,f]	698,798
Bear Stearns Commercial Mortgage Securities,
Ser. 2005-T18, Cl. A2, 4.556%, 2042	1,900,000		1,863,665
Calwest Industrial Trust,
Ser. 2002-CALW, Cl. A, 6.127%, 2017	2,035,000	[b]	2,139,655
Crown Castle Towers,
Ser. 2005-1A, Cl. D, 5.612%, 2035	1,815,000	[b]	1,774,361
CS First Boston Mortgage Securities,
Ser. 2001-CF2, Cl. A4, 6.505%, 2034	410,000		433,706
			6,910,185
Diversified Financial Services—9.8%
Amvescap:
Notes, 4.5%, 2009	1,650,000		1,611,741
Notes, 5.375%, 2014	900,000		876,650
Sr. Notes, 5.9%, 2007	1,960,000		1,975,219
CIT,
Sr. Notes, 3.94%, 2008	2,820,000	[f]	2,823,731
Capital One Bank,
Sub. Notes, 6.5%, 2013	2,624,000		2,753,177

The Fund 13

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Diversified Financial Services (continued)
Countrywide Home Loans:
Medium-Term Notes, Ser. J, 5.5%, 2006	1,200,000		1,207,240
Medium-Term Notes, Ser. L, 2.875%, 2007	3,345,000		3,261,910
Notes, 4.125%, 2009	2,010,000		1,932,539
Fondo LatinoAmericano de Reservas,
Notes, 3%, 2006	4,555,000	[b]	4,498,272
Ford Motor Credit:
Global Landmark Securities, 4.87%, 2007	2,260,000	[f]	2,200,765
Notes, 6.5%, 2007	4,265,000		4,215,607
Sr. Unsub. Notes, 7.2%, 2007	4,935,000		4,926,630
GMAC:
Notes, 5.05%, 2007	4,460,000	[f]	4,399,464
Notes, 5.1%, 2007	2,105,000	[f]	2,058,385
Glencore Funding,
Notes, 6%, 2014	3,920,000	[b]	3,616,643
HSBC Finance,
Sr. Notes, 4.22%, 2012	4,195,000	[f]	4,201,754
Jefferies,
Sr. Notes, 7.75%, 2012	1,050,000		1,163,120
Leucadia National,
Sr. Notes, 7%, 2013	1,520,000		1,535,200
MBNA Capital,
Capital Securities, Ser. A, 8.278%, 2026	1,300,000		1,390,792
Mizuho JGB Investment,
Bonds, Ser. A, 9.87%, 2008	1,620,000	[b,f]	1,794,594
Pemex Finance,
Ser. 1999-2, Cl. A1, 9.69%, 2009	4,000,000		4,327,580
Residential Capital:
Notes, 5.385%, 2007	7,165,000	[b,c,f]	7,236,987
Notes, 6.375%, 2010	3,845,000	[b]	3,909,435
St. George Funding,
Bonds, 8.485%, 2049	2,845,000	[b]	3,068,070
Textron Financial,
Notes, 2.75%, 2006	2,300,000		2,277,437
			73,262,942

14

	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Diversified Metals & Mining—.9%
Falconbridge:
Bonds, 5.375%, 2015	375,000	358,513
Notes, 6%, 2015	2,270,000	2,272,604
International Steel,
Sr. Notes, 6.5%, 2014	1,665,000 [c]	1,644,188
Ispat Inland ULC
Secured Notes, 9.75%, 2014	600,000	681,000
Southern Peru Copper,
Notes, 7.5%, 2035	2,020,000 [b]	1,939,062
		6,895,367
Electric Utilities—2.6%
Ameren,
Bonds, 4.263%, 2007	800,000	789,468
Consumers Energy,
First Mortgage Bonds,
Ser. B, 5.375%, 2013	3,730,000	3,716,542
Dominion Resources,
Sr. Notes, Ser. D, 4.3%, 2007	3,790,000 [f]	3,792,263
FPL Energy National Wind,
Notes, 5.608%, 2024	733,073 [b]	724,578
FirstEnergy,
Sr. Notes, Ser. B, 6.45%, 2011	3,530,000	3,717,870
PPL Capital Funding Trust I,
Notes, 7.29%, 2006	185,000	186,928
Sierra Pacific Power,
Mortgage Notes, 6.25%, 2012	1,050,000	1,057,876
TXU:
Notes, 4.8%, 2009	3,420,000	3,258,066
Sr. Notes, Ser. J, 6.375%, 2006	1,825,000	1,847,316
		19,090,907
Electrical & Electronics—.2%
Thomas & Betts,
Notes, 6.5%, 2006	1,660,000	1,663,302

The Fund 15

STATEMENT OF INVESTMENTS (continued)
		Principal
Bonds and Notes (continued)		Amount [a]	Value ($)

Entertainment—.4%
Carnival,
Notes, 7.3%, 2007		1,750,000	1,810,481
Mohegan Tribal Gaming Authority,
Sr. Notes, 6.125%, 2013		1,355,000	1,317,738
			3,128,219
Environmental Control—.4%
Waste Management:
Sr. Notes, 6.5%, 2008		1,280,000	1,330,017
Sr. Notes, 7%, 2028		1,350,000	1,491,887
			2,821,904
Food & Beverages—.3%
Safeway,
Sr. Notes, 4.125%, 2008		1,295,000	1,254,832
Stater Brothers,
Sr. Notes, 8.125%, 2012		1,250,000	1,228,125
			2,482,957
Foreign/Governmental—2.9%
Argentina Bonos,
Bonds, 4.005%, 2012		7,035,000 [f]	5,554,133
Export-Import Bank of Korea,
Sr. Notes, 4.5%, 2009		1,155,000	1,130,735
Federative Republic of Brazil,
Notes, 12.5%, 2016	BRL	9,920,000 [c]	4,164,549
Mexican Bonos,
Notes, 9%, 2011	MXN	23,190,000	2,164,860
Russian Government:
Notes, 10%, 2007		6,905,000	7,454,638
Notes, 12.75%, 2028		610,000	1,104,769
			21,573,684
Gaming & Lodging—.2%
MGM Mirage,
Sr. Notes, 6%, 2009		1,310,000	1,293,625
Health Care—.9%
Coventry Health Care,
Sr. Notes, 5.875%, 2012		1,170,000	1,170,000
Medco Health Solutions,
Sr. Notes, 7.25%, 2013		4,725,000	5,125,122
			6,295,122

16

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Manufacturing—.8%
Bombardier:
Notes, 6.3%, 2014	2,400,000	[b,c]	2,088,000
Notes, 7.45%, 2034	4,615,000	[b,c]	3,853,525
			5,941,525
Media—1.4%
Clear Channel Communications:
Notes, 4.25%, 2009	1,800,000		1,720,706
Notes, 4.5%, 2010	2,300,000		2,186,320
Liberty Media,
Sr. Notes, 5.37%, 2006	3,700,000	[f]	3,729,970
Media General,
Notes, 6.95%, 2006	685,000		692,577
Univision Communications,
Sr. Notes, 2.875%, 2006	2,110,000		2,066,511
			10,396,084
Oil & Gas—1.3%
Colorado Interstate Gas,
Sr. Notes, 5.95%, 2015	1,100,000	[b]	1,050,218
Enterprise Products Operating,
Sr. Notes, Ser. B, 4.625%, 2009	4,035,000		3,917,311
PEMEX Project Funding Master Trust,
Notes, 7.375%, 2014	2,960,000		3,242,680
Sempra Energy,
Sr. Notes, 4.621%, 2007	1,365,000		1,358,152
			9,568,361
Packaging & Containers—.2%
Sealed Air,
Bonds, 6.875%, 2033	1,770,000	[b]	1,800,678
Paper & Forest Products—1.7%
Celulosa Arauco y Constitucion,
Notes, 5.625%, 2015	1,900,000	[b]	1,849,198
Georgia-Pacific:
Sr. Notes, 8%, 2014	1,745,000		1,867,150
Sr. Notes, 8.875%, 2010	1,780,000		1,958,000
Sappi Papier,
Notes, 6.75%, 2012	3,300,000	[b]	3,276,474

The Fund 17

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

Paper & Forest Products (continued)
Temple-Inland,
Notes, 5.003%, 2007	4,100,000	4,078,373
		13,029,195
Pipelines—1.2%
Plains All American Pipeline Finance:
Sr. Notes, 5.625%, 2013	4,436,000 [c]	4,447,148
Sr. Notes, 5.875%, 2016	4,672,000	4,723,588
		9,170,736
Property-Casualty Insurance—1.0%
ACE Capital Trust II,
Capital Securities, 9.7%, 2030	2,220,000	2,938,883
Assurant,
Sr. Notes, 6.75%, 2034	885,000	931,721
MBIA,
Sr. Notes, 5.7%, 2034	1,935,000	1,846,116
Nippon Life Insurance,
Notes, 4.875%, 2010	1,900,000 [b,c]	1,864,504
		7,581,224
Real Estate Investment Trusts—3.2%
Archstone-Smith Operating Trust:
Notes, 3%, 2008	1,435,000	1,360,970
Notes, 5.25%, 2015	600,000	587,519
Arden Realty,
Notes, 5.25%, 2015	2,275,000	2,199,179
Boston Properties,
Sr. Notes, 5.625%, 2015	1,120,000	1,129,692
Duke Realty:
Notes, 4.625%, 2013	1,405,000	1,329,216
Sr. Notes, 5.25%, 2010	2,510,000	2,515,186
EOP Operating:
Bonds, 7.875%, 2031	1,410,000	1,653,394
Sr. Notes, 7%, 2011	825,000	888,883
ERP Operating:
Notes, 4.75%, 2009	1,000,000	990,630
Notes, 5.125%, 2016	1,125,000	1,093,272
Healthcare Realty Trust,
Sr. Notes, 5.125%, 2014	3,800,000	3,610,148
Mack-Cali Realty,
Notes, 5.05%, 2010	2,300,000	2,269,474

18

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

Real Estate Investment Trusts (continued)
Regency Centers,
Bonds, 5.25%, 2015	2,000,000	[b]	1,942,268
Simon Property:
Notes, 4.6%, 2010	1,512,000		1,478,121
Notes, 4.875%, 2010	1,180,000		1,164,086
			24,212,038
Residential Mortgage Pass-Through Ctfs.—3.6%
Citigroup Mortgage Loan Trust:
Ser. 2005-WF1, Cl. A5, 5.01%, 2035	2,350,000		2,281,686
Ser. 2005-WF2, Cl. AF2, 4.922%, 2035	1,611,923		1,604,859
Country Wide Home Loans:
Ser. 2002-J4, Cl. B3, 5.833799%, 2032	350,042		338,513
Ser. 2003-18, Cl. B4, 5.5%, 2033	723,001		509,259
Countrywide Alternative Loan Trust II,
Ser. 2005-J4, Cl. 2A1B, 4.1575%, 2035	630,449	[f]	630,057
First Horizon Alternative Mortgage Securities I,
Ser. 2004-FA1, Cl. A1, 6.25%, 2034	5,587,039		5,659,520
J.P. Morgan Mortgage Trust,
Ser. 2005-A1, Cl. 5A1, 4.484%, 2035	1,212,211	[f]	1,178,269
Nomura Asset Acceptance:
Ser. 2005-AP2, Cl. A5, 4.976%, 2035	2,355,000		2,276,104
Ser. 2005-WF1, Cl. 2A5, 5.159%, 2035	1,630,000		1,588,745
Ocwen Residential MBS,
Ser. 1998-R1, Cl. B1, 7%, 2040	2,524,884	[b]	2,558,237
Prudential Home Mortgage Securities, REMIC,
Ser. 1994-A, Cl. 5B, 6.79%, 2024	5,963	[b]	5,920
Soundview Home Equity Loan Trust,
Ser. 2005-B, Cl. M2, 5.725%, 2035	1,400,000		1,400,000
Washington Mutual,
Ser. 2005-AR4, Cl. A4B, 4.67939%, 2035	4,525,000	[f]	4,438,742
Wells Fargo Mortgage Backed Securities Trust,
Ser. 2003-1, Cl. 2A9, 5.75%, 2033	2,500,000		2,495,221
			26,965,132
Retail—.2%
May Department Stores:
Notes, 3.95%, 2007	750,000		737,407
Notes, 5.95%, 2008	1,035,000		1,060,134
			1,797,541

The Fund 19

STATEMENT OF INVESTMENTS (continued)
	Principal
Bonds and Notes (continued)	Amount [a]	Value ($)

State Government—2.2%
New York Counties Tobacco Trust,
Pass-Through Ctfs., Ser. B, 6%, 2027	2,685,000	2,632,025
Tobacco Settlement Financing Corp. N.J.:
Asset-Backed Ctfs., 5.75%, 2032	1,700,000	1,767,320
Asset-Backed Ctfs., 6.125%, 2042	11,630,000	12,206,150
		16,605,495
Structured Index—2.2%
AB Svensk Exportkredit,
GSNE-ER Indexed Notes, 0%, 2007	17,275,000 [b,g]	16,195,313
Technology—.2%
Freescale Semiconductor,
Sr. Notes, 6.875%, 2011	1,150,000	1,193,125
Telecommunications—2.6%
British Telecommunications,
Notes, 7.875%, 2005	2,027,000 [f]	2,034,992
Deutsche Telekom International Finance,
Notes, 8.75%, 2030	1,275,000 [f]	1,585,651
France Telecom,
Notes, 7.75%, 2011	1,770,000 [f]	1,973,672
Nextel Communications,
Sr. Notes, 5.95%, 2014	1,405,000	1,411,226
Qwest:
Sr. Notes, 7.12%, 2013	1,600,000 [b,f]	1,696,000
Sr. Notes, 7.875%, 2011	1,965,000	2,068,163
Sprint Capital:
Notes, 8.75%, 2032	1,490,000	1,932,989
Sr. Notes, 6.125%, 2008	2,000,000	2,061,196
Telecom Italia Capital:
Notes, 4.73%, 2011	1,895,000 [f]	1,904,195
Notes, 5.25%, 2015	2,555,000	2,464,218
		19,132,302
Transportation—.2%
Ryder System,
Notes, 3.5%, 2009	1,980,000	1,861,683
U.S. Government—16.8%
U.S. Treasury Bonds,
5.25%, 11/15/2028	450,000	477,351
U.S. Treasury Inflation Protected Securities,
3.375%, 1/15/2007	36,246,838 [h]	37,207,152

20

	Principal
Bonds and Notes (continued)	Amount [a]		Value ($)

U.S. Government (continued)
United States Treasury Notes:
3.5%, 2/15/2010	58,010,000		55,848,257
4.75%, 5/15/2014	31,375,000		31,776,914
			125,309,674
U.S. Government Agencies/
Mortgage-Backed—32.0%
Federal Home Loan Mortgage Corp.:
6.5%, 3/1/2032	3,346,120		3,437,453
Multiclass Mortgage Participation Ctfs.,
REMIC, (Interest Only Obligation):
Ser. 2731, Cl. PY, 5%, 5/15/2026	4,367,209	[i]	855,415
Ser. 2752, Cl. GM, 5%, 3/15/2026	4,000,000	[i]	712,585
Federal National Mortgage Association:
4.5%	31,825,000	[j]	30,765,670
5%	101,680,000	[j]	98,276,020
5%, 12/1/2017	1,199,130		1,184,513
5.5%	17,050,000	[j]	17,120,421
5.5%, 11/1/2032-9/1/2034	22,565,400		22,286,694
6%	25,350,000	[j]	25,884,999
6%, 6/1/2022-9/1/2034	4,398,958		4,445,698
6.5%, 11/1/2008-10/1/2032	321,481		330,461
7%, 9/1/2014	125,783		131,392
REMIC Trust Gtd. Pass-Through Ctfs.,
Ser. 2004-58, Cl. L, %, 7/25/2034	5,553,356		5,548,303
Government National Mortgage Association I:
Ser. 2005-29, Cl. A, 4.016%, 7/16/2027	2,655,190		2,581,110
Ser. 2005-32, Cl. B, 4.385%, 8/16/2030	4,725,000		4,629,980
Ser. 2005-34, Cl. A, 3.956%, 9/16/2021	2,255,183		2,206,156
Ser. 2005-42, Cl. A, 4.045%, 7/16/2020	2,438,605		2,386,895
Ser. 2005-50, Cl. A, 4.015%, 11/16/2010	2,036,577		1,985,101
Ser. 2005-59, Cl. A, 4.388%, 5/16/2023	2,041,012		2,008,356
Ser. 2005-67, Cl. A, 4.217%, 6/16/2021	1,918,428		1,882,494
Ser. 2005-79, Cl. A, 3.998%, 10/16/2033	2,075,000		2,013,995
Government National Mortgage Association II:
3.5%, 7/20/2030	688,314	[f]	690,723
4.375%, 4/20/2030	601,613	[f]	603,785
Ser. 2004-39, Cl. LC, 5.5%, 12/20/2029	5,535,000		5,568,532
Ser. 2004-43, Cl. A, 2.822%, 12/16/2019	606,690		579,664
			238,116,415
Total Bonds and Notes
(cost $849,467,532)			839,744,059

The Fund 21

STATEMENT OF INVESTMENTS (continued)
Preferred Stock—.1%	Shares	Value ($)

Banking;
Sovereign Capital Trust IV,
Conv., $2.1875
(cost $1,088,719)	22,050	989,494

	Face Amount
	Covered by
Options—.0%	Contracts ($)	Value ($)

Call Options;
U.S. Treasury Notes, 4.25%, 8/15/2015
November 2005 @ 100.09375
(cost $162,563)	15,300,000	1,195

Other Investment—3.3%	Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $24,477,000)	24,477,000 [k]	24,477,000

	Principal
Short-Term Investments—7.2%	Amount [a]	Value ($)

U.S. Government Agency—3.1%
Federal National Mortgage Association;
3.665%, 11/14/2005	23,075,000	23,044,419
U.S. Treasury Bills—4.1%
3.03%, 12/1/2005	400,000	398,800
3.15%, 12/15/2005	625,000 [l]	622,269
3.93%, 4/6/2006	29,870,000	29,360,716
		30,381,785
Total Short-Term Investments
(cost $53,427,702)		53,426,204

22

Investment of Cash Collateral
for Securities Loaned—1.8%		Shares	Value ($)

Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $13,793,870)		13,793,870 [k]	13,793,870

Total Investments (cost $942,417,386)		125.1%	932,431,822

Liabilities, Less Cash and Receivables		(25.1%)	(187,320,142)

Net Assets		100.0%	745,111,680

[a]	Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
MXN—Mexican Pesos
[b]	Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in
	transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2005, these securities
	amounted to $82,439,386 or 11.1% of net assets.
[c]	All or a portion of these securities are on loan. At October 31, 2005, the total market value of the fund’s securities
	on loan is $12,665,140 and the total market value of the collateral held by the fund is $13,793,870.
[d]	Non-income producing—security in default.
[e]	The value of this security has been determined in good faith under the direction of the Board of Trustees.
[f]	Variable rate security—interest rate subject to periodic change.
[g]	Security linked to Goldman Sachs Non-Energy—Excess Return Index.
[h]	Principal amount for accrual purposes is periodically adjusted based on changes in the Consumer Price Index.
[i] Notional face amount shown.
[j]	Purchased on a forward commitment basis.
[k]	Investments in affiliated money market mutual funds.
[l]	Held by a broker as collateral for open financial futures positions.

Portfolio Summary †

	Value (%)		Value (%)

U.S. Government & Agencies	48.8	Structured Index	2.2
Corporate Bonds	37.9	State Government	2.2
Asset/Mortgage Backed	18.7	Preferred Stock	.1
Short Term/		Futures/Options/Forward Currency
Money Market Investments	12.3	Exchange Contracts/Swaps	(.1)
Foreign/Governmental	2.9		125.0

† Based on net assets.
See notes to financial statements.

The Fund 23

STATEMENT OF FINANCIAL FUTURES October 31, 2005
				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 10/31/2005 ($)

Financial Futures Long
U.S. Treasury 2 Year Notes	248	50,890,375	December 2005	(135,501)
U.S. Treasury 5 Year Notes	898	95,089,781	December 2005	(1,623,531)
Financial Futures Short
U.S. Treasury 30 Year Bonds	90	10,077,188	December 2005	403,437
				(1,355,595)

See notes to financial statements.
STATEMENT OF OPTIONS WRITTEN October 31, 2005
	Face Amount
	Covered by
	Contracts ($)	Value ($)

Call Options:
Dow Jones CDX.NA.IG.4
December 2005 @ .55	38,000,000	39,786
Dow Jones CDX.NA.IG.4
December 2005 @ .575	38,000,000	38,342
Dow Jones CDX.NA.IG.4
January 2006 @ .55	37,250,000	52,150
U.S. Treasury Notes, 4.25%, 8/15/2015
November 2005 @ 101.546875	30,600,000	1,195
U.S. Treasury Notes, 4.25%, 8/15/2015
December 2005 @ 102.796875	15,215,000	746
Put Options:
Dow Jones CDX.NA.IG.4
January 2006 @ .575	37,250,000	52,150
U.S. Treasury Notes, 4.25%, 8/15/2015
December 2005 @ 98.046875	15,215,000	174,364
(Premiums received $495,326)		358,733

See notes to financial statements.
24

STATEMENT OF ASSETS AND LIABILITIES October 31, 2005
			Cost	Value

Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $12,665,140)—Note 1(c):
Unaffiliated issuers			904,146,516	894,160,952
Affiliated issuers			38,270,870	38,270,870
Cash denominated in foreign currencies			603	603
Receivable for investment securities sold				21,532,679
Dividends and interest receivable				7,560,671
Unrealized appreciation on swap contracts—Note 4				975,181
Receivable for shares of Beneficial Interest subscribed				596,684
Receivable from broker from swap transactions—Note 4				359,976
Unrealized appreciation on forward
currency exchange contracts—Note 4				9,207
Prepaid expenses				20,792
				963,487,615

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				733,979
Cash overdraft due to Custodian				1,277,232
Payable for investment securities purchased				199,836,912
Liability for securities on loan—Note 1(c)				13,793,870
Payable for shares of Beneficial Interest redeemed				1,363,396
Unrealized depreciation on swap contracts—Note 4				680,444
Outstanding options written, at value (premiums
received $495,326)—See Statement of Options Written				358,733
Payable for futures variation margin—Note 4				3,906
Accrued expenses				327,463
				218,375,935

Net Assets ($)				745,111,680

Composition of Net Assets ($):
Paid-in capital				763,851,964
Accumulated undistributed investment income—net				4,536,832
Accumulated net realized gain (loss) on investments				(12,471,491)
Accumulated net unrealized appreciation (depreciation) on investments, foreign currency transactions, options transactions and swap transactions
[including ($1,355,595) net unrealized (depreciation) on financial futures]				(10,805,625)

Net Assets ($)				745,111,680

Net Asset Value Per Share
	Class A	Class B	Class C	Class R

Net Assets ($)	451,436,979	216,667,022	57,308,542	19,699,137
Shares Outstanding	31,461,419	15,075,582	4,001,043	1,373,657

Net Asset Value Per Share ($)	14.35	14.37	14.32	14.34

See notes to financial statements.

The Fund 25

STATEMENT OF OPERATIONS Year Ended October 31, 2005
Investment Income ($):
Income:
Interest	34,264,182
Dividends:
Unaffiliated issuers	581,334
Affiliated issuers	649,726
Income from securities lending	71,022
Total Income	35,566,264
Expenses:
Management fee—Note 3(a)	4,806,110
Shareholder servicing costs—Note 3(c)	3,260,601
Distribution fees—Note 3(b)	1,683,175
Custodian fees—Note 3(c)	185,293
Trustees’ fees and expenses—Note 3(d)	98,613
Prospectus and shareholders’ reports	85,711
Professional fees	66,162
Registration fees	56,910
Interest expense—Note 2	17,687
Miscellaneous	64,215
Total Expenses	10,324,477
Less—reduction in management fee
due to undertaking—Note 3(a)	(1,454,854)
Net Expenses	8,869,623
Investment Income—Net	26,696,641

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	12,448,616
Net realized gain (loss) on options transactions	267,301
Net realized gain (loss) on financial futures	1,463,839
Net realized gain (loss) on swap transactions	(3,190,155)
Net realized gain (loss) on forward currency exchange contracts	(1,639,497)
Net Realized Gain (Loss)	9,350,104
Net unrealized appreciation (depreciation) on investments, foreign currency transactions, options transactions and swap transactions
[including ($1,328,611) net unrealized (depreciation) on financial futures]	(19,561,367)
Net Realized and Unrealized Gain (Loss) on Investments	(10,211,263)
Net Increase in Net Assets Resulting from Operations	16,485,378

See notes to financial statements.
26

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2005	2004

Operations ($):
Investment income—net	26,696,641	33,476,055
Net realized gain (loss) on investments	9,350,104	(4,792,268)
Net unrealized appreciation
(depreciation) on investments	(19,561,367)	(1,314,683)
Net Increase (Decrease) in Net Assets
Resulting from Operations	16,485,378	27,369,104

Dividends to Shareholders from ($):
Investment income—net:
Class A shares	(20,139,801)	(24,687,274)
Class B shares	(8,950,314)	(10,213,054)
Class C shares	(2,246,594)	(2,765,823)
Class R shares	(881,151)	(766,349)
Net realized gain on investments:
Class A shares	—	(1,952,180)
Class B shares	—	(858,904)
Class C shares	—	(257,231)
Class R shares	—	(30,674)
Total Dividends	(32,217,860)	(41,531,489)

Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A shares	85,493,804	121,234,367
Class B shares	5,118,732	10,346,136
Class C shares	4,464,169	10,400,101
Class R shares	4,175,981	4,245,147
Net assets received in connection with
reorganization—Note 1:
Class A shares	—	10,380,708
Class B shares	—	13,630,135
Class C shares	—	7,228,640
Class R shares	—	19,095,717

The Fund 27

STATEMENT OF CHANGES IN NET ASSETS (continued)
	Year Ended October 31,

	2005	2004

Beneficial Interest Transactions ($) (continued):
Dividends reinvested:
Class A shares	15,847,080	19,957,268
Class B shares	5,943,596	7,293,148
Class C shares	1,324,267	1,697,654
Class R shares	810,218	725,412
Cost of shares redeemed:
Class A shares	(159,929,269)	(359,978,463)
Class B shares	(53,861,831)	(78,395,199)
Class C shares	(20,786,473)	(38,127,436)
Class R shares	(4,085,239)	(16,045,119)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(115,484,965)	(266,311,784)
Total Increase (Decrease) in Net Assets	(131,217,447)	(280,474,169)

Net Assets ($):
Beginning of Period	876,329,127	1,156,803,296
End of Period	745,111,680	876,329,127
Undistributed (distributions in excess of)
investment income—net	4,536,832	(2,509,052)

28

	Year Ended October 31,

	2005	2004

Capital Share Transactions:
Class A [a]
Shares sold	5,850,489	8,267,387
Shares issued in connection
with reorganization—Note 1	—	719,661
Shares issued for dividends reinvested	1,085,149	1,363,379
Shares redeemed	(10,930,548)	(24,497,425)
Net Increase (Decrease) in Shares Outstanding	(3,994,910)	(14,146,998)

Class B [a]
Shares sold	349,732	699,439
Shares issued in connection
with reorganization—Note 1	—	943,434
Shares issued for dividends reinvested	405,740	497,671
Shares redeemed	(3,679,861)	(5,369,591)
Net Increase (Decrease) in Shares Outstanding	(2,924,389)	(3,229,047)

Class C
Shares sold	305,819	708,342
Shares issued in connection
with reorganization—Note 1	—	501,789
Shares issued for dividends reinvested	90,749	116,260
Shares redeemed	(1,424,316)	(2,617,706)
Net Increase (Decrease) in Shares Outstanding	(1,027,748)	(1,291,315)

Class R
Shares sold	285,584	289,583
Shares issued in connection with
reorganization—Note 1	—	1,324,732
Shares issued for dividends reinvested	55,507	49,874
Shares redeemed	(280,065)	(1,110,177)
Net Increase (Decrease) in Shares Outstanding	61,026	554,012

[a] During the period ended October 31, 2005, 267,077 Class B shares representing $3,910,123 were automatically converted to 267,545 Class A shares and during the period ended October 31, 2004, 178,764 Class B shares representing $2,607,269 were automatically converted to 179,069 Class A shares.
See notes to financial statements.

The Fund 29

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

Class A Shares	2005	2004 [a]	2003	2002 [b]	2001

Per Share Data ($):
Net asset value, beginning of period	14.65	14.84	14.02	14.75	14.26
Investment Operations:
Investment income—net	.51[c]	.51[c]	.58[c]	.76[c]	.97
Net realized and unrealized
gain (loss) on investments	(.19)	(.07)	.82	(.61)	.49
Total from Investment Operations	.32	.44	1.40	.15	1.46
Distributions:
Dividends from investment income—net	(.62)	(.59)	(.58)	(.79)	(.97)
Dividends from net realized
gain on investments	—	(.04)	—	(.09)	—
Total Distributions	(.62)	(.63)	(.58)	(.88)	(.97)
Net asset value, end of period	14.35	14.65	14.84	14.02	14.75

Total Return (%) [d]	2.17	3.04	10.12	1.05	10.42

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets 1.09		1.10	1.10	1.08	.99
Ratio of net expenses to average net assets	.90	1.09	1.10	1.08	.99
Ratio of net investment income
to average net assets	3.53	3.50	3.93	5.32	6.56
Portfolio Turnover Rate	422.59[e]	736.80[e]	823.47	617.61	516.45

Net Assets, end of period ($ x 1,000)	451,437	519,446	736,291	1,009,786	926,023

[a]	As of November 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in
	accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected
	within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim
	payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for
	the period ended October 31, 2004, was to increase net investment income per share by $.01, decrease net realized
	and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to
	average net assets from 3.46% to 3.50%. Per share data and ratios/supplemental data for periods prior to
	November 1, 2003 have not been restated to reflect this change in presentation.
[b]	As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
	Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a
	scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period
	ended October 31, 2002 was to decrease net investment income per share by $.02, increase net realized and
	unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net
	assets from 5.49% to 5.32%. Per share data and ratios/supplemental data for periods prior to November 1, 2001
	have not been restated to reflect these changes in presentation.
[c]	Based on average shares outstanding at each month end.
[d] Exclusive of sales charge.
[e]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2005 and
	October 31, 2004 were 328.78% and 705.69%, respectively.
See notes to financial statements.

30

		Year Ended October 31,

Class B Shares	2005	2004 [a]	2003	2002 [b]	2001

Per Share Data ($):
Net asset value, beginning of period	14.67	14.87	14.04	14.77	14.28
Investment Operations:
Investment income—net	.45[c]	.44[c]	.50[c]	.69[c]	.89
Net realized and unrealized
gain (loss) on investments	(.20)	(.08)	.85	(.61)	.49
Total from Investment Operations	.25	.36	1.35	.08	1.38
Distributions:
Dividends from investment income—net	(.55)	(.52)	(.52)	(.72)	(.89)
Dividends from net realized
gain on investments	—	(.04)	—	(.09)	—
Total Distributions	(.55)	(.56)	(.52)	(.81)	(.89)
Net asset value, end of period	14.37	14.67	14.87	14.04	14.77

Total Return (%) [d]	1.67	2.50	9.72	.60	9.80

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets 1.58		1.57	1.53	1.52	1.55
Ratio of net expenses to average net assets	1.40	1.55	1.53	1.52	1.55
Ratio of net investment income
to average net assets	3.05	3.04	3.43	4.80	5.84
Portfolio Turnover Rate	422.59[e]	736.80[e]	823.47	617.61	516.45

Net Assets, end of period ($ x 1,000)	216,667	264,124	315,616	309,167	207,482

[a] As of November 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended October 31, 2004, was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.00% to 3.04%. Per share data and ratios/supplemental data for periods prior to November 1, 2003 have not been restated to reflect this change in presentation.
[b] As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended October 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 4.97% to 4.80%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect these changes in presentation.
[c] Based on average shares outstanding at each month end.
[d] Exclusive of sales charge.
[e] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2005 and
October 31, 2004 were 328.78% and 705.69%, respectively.

See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)
		Year Ended October 31,

Class C Shares	2005	2004 [a]	2003	2002 [b]	2001

Per Share Data ($):
Net asset value, beginning of period	14.62	14.82	13.99	14.72	14.23
Investment Operations:
Investment income—net	.41[c]	.41[c]	.47[c]	.66[c]	.85
Net realized and unrealized
gain (loss) on investments	(.20)	(.09)	.84	(.61)	.49
Total from Investment Operations	.21	.32	1.31	.05	1.34
Distributions:
Dividends from investment income—net	(.51)	(.48)	(.48)	(.69)	(.85)
Dividends from net realized
gain on investments	—	(.04)	—	(.09)	—
Total Distributions	(.51)	(.52)	(.48)	(.78)	(.85)
Net asset value, end of period	14.32	14.62	14.82	13.99	14.72

Total Return (%) [d]	1.42	2.24	9.47	.35	9.54

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.83	1.82	1.78	1.77	1.77
Ratio of net expenses to average net assets	1.65	1.80	1.78	1.77	1.77
Ratio of net investment income
to average net assets	2.80	2.80	3.22	4.59	5.58
Portfolio Turnover Rate	422.59[e]	736.80[e]	823.47	617.61	516.45

Net Assets, end of period ($ x 1,000)	57,309	73,541	93,638	102,377	85,819

[a]	As of November 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in
	accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected
	within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim
	payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for
	the period ended October 31, 2004, was to increase net investment income per share by $.01, decrease net realized
	and unrealized gain (loss) on investments per share by $.01 and increase the ratio of net investment income to
	average net assets from 2.76% to 2.80%. Per share data and ratios/supplemental data for periods prior to
	November 1, 2003 have not been restated to reflect this change in presentation.
[b]	As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
	Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a
	scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period
	ended October 31, 2002 was to decrease net investment income per share by $.02, increase net realized and
	unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net
	assets from 4.76% to 4.59%. Per share data and ratios/supplemental data for periods prior to November 1, 2001
	have not been restated to reflect these changes in presentation.
[c]	Based on average shares outstanding at each month end.
[d] Exclusive of sales charge.
[e]	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2005 and
	October 31, 2004 were 328.78% and 705.69%, respectively.
See notes to financial statements.

32

		Year Ended October 31,

Class R Shares	2005	2004 [a]	2003	2002 [b]	2001

Per Share Data ($):
Net asset value, beginning of period	14.64	14.84	14.02	14.75	14.26
Investment Operations:
Investment income—net	.55[c]	.56[c]	.62[c]	.81[c]	1.01
Net realized and unrealized
gain (loss) on investments	(.20)	(.08)	.84	(.60)	.48
Total from Investment Operations	.35	.48	1.46	.21	1.49
Distributions:
Dividends from investment income—net	(.65)	(.64)	(.64)	(.85)	(1.00)
Dividends from net realized
gain on investments	—	(.04)	—	(.09)	—
Total Distributions	(.65)	(.68)	(.64)	(.94)	(1.00)
Net asset value, end of period	14.34	14.64	14.84	14.02	14.75

Total Return (%)	2.42	3.38	10.58	1.49	10.67

Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.70	.68	.65	.73
Ratio of net expenses to average net assets	.65	.69	.68	.65	.73
Ratio of net investment income
to average net assets	3.77	4.02	4.18	5.69	6.79
Portfolio Turnover Rate	422.59[d]	736.80[d]	823.47	617.61	516.45

Net Assets, end of period ($ x 1,000)	19,699	19,219	11,259	7,970	5,854

[a] As of November 1, 2003, the fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133.These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense in the Statement of Operations.The effect of this change for the period ended October 31, 2004, was to increase net investment income per share by less than $.01, decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets from 3.98% to 4.02%. Per share data and ratios/supplemental data for periods prior to November 1, 2003 have not been restated to reflect this change in presentation.
[b] As required, effective November 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting
Guide for Investment Companies and began accreting discount or amortizing premium on fixed income securities on a scientific basis and including paydown gains and losses in interest income.The effect of these changes for the period ended October 31, 2002 was to decrease net investment income per share by $.02, increase net realized and unrealized gain (loss) on investments per share by $.02 and decrease the ratio of net investment income to average net assets from 5.86% to 5.69%. Per share data and ratios/supplemental data for periods prior to November 1, 2001 have not been restated to reflect these changes in presentation.
[c] Based on average shares outstanding at each month end.
[d] The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2005 and
October 31, 2004 were 328.78% and 705.69%, respectively.

See notes to financial statements.

The Fund 33

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Premier Core Bond Fund (the “fund”) is a separate diversified series of Dreyfus Premier Fixed Income Funds (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering one series, the fund.The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”).

Dreyfus Service Corporation (“the Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class B, Class C and Class R. Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

On April 30, 2004, pursuant to an Agreement and Plan of Reorganization previously approved by the fund’s Board of Trustees, all of the assets, subject to the liabilities, of the Income Portfolio of the Bear Stearns Funds, were transferred to the fund in exchange for shares of Beneficial Interest of the fund of equal value. Shareholders of Class A, Class B, Class C and Class Y shares of the Income Portfolio received Class A, Class B, Class C and Class R shares, respectively, of the fund, in

34

each case, in an amount equal to the aggregate net asset value of their respective investment in the Income Portfolio at the time of the exchange.The fund’s net asset value on April 30, 2004 was $14.43 per share for Class A shares, $14.45 per share for Class B shares, $14.40 per share for Class C shares and $14.42 per share for Class R shares and a total of 719,661 Class A shares, 943,434 Class B shares, 501,789 Class C shares and 1,324,732 Class R shares, representing net assets of $10,380,708 Class A shares, $13,630,135 Class B shares, $7,228,640 Class C shares and $19,095,717 Class R shares (including $36,654 net unrealized depreciation on investments), were issued to the shareholders of the Income Portfolio in the exchange.The exchange was a tax free event to shareholders.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities (excluding short-term investments (other than U.S. Treasury Bills), financial futures, options, swaps and forward currency exchange contracts) are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value (such as when an event occurs after the close of the exchange on which the security is principally traded and that is determined by the fund to have changed the value of the security), are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.Short-term investments, excluding U.S.Treasury Bills, are carried at amortized cost, which approximates value. Investments in registered investment companies are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are priced at the mean between the bid and asked price. Investments in swap transactions are valued each business day by an independent pricing service approved by the Board of Trustees. Swaps are valued by the service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

36

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with Mellon Bank, N.A., an affiliate of the Manager, the fund may lend securities to qualified institutions.At origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

collateral is invested in certain money market mutual funds managed by the Manager. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(d) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2005, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $5,526,558, accumulated capital losses $12,253,301 and unrealized depreciation $12,013,541.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2005. If not applied, $1,791,693 of the carryover expires in fiscal 2010, $64,381 expires in fiscal 2011, $6,064,072 expires in fiscal 2012 and $4,333,155 expires in fiscal 2013.

38

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2005 and October 31, 2004 were as follows: ordinary income $32,217,860 and $41,531,489, respectively.

During the period ended October 31, 2005, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, treasury inflation protected securities, paydown gains and losses on mortgage-backed securities and foreign currency transactions, the fund increased accumulated undistributed investment income-net by $12,567,103, decreased accumulated net realized gain (loss) on investments by $12,565,716 and decreased paid-in capital by $1,387. Net assets were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund may borrow up to $20 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowing.

The average daily amount of borrowings outstanding under the leveraging arrangement during the period ended October 31, 2005 was approximately $687,700, with a related weighted average annualized interest rate of 2.57% ..

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a Management Agreement (“Agreement”) with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly. The Manager has undertaken, from November 1, 2004 through September 30, 2006, that, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, Rule 12b-1 distribution plan fees, interest expense, shareholder services plan fees and extraordinary expenses, exceed an annual rate of .65% of the value of the fund’s average daily net assets, the

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expense. The reduction in management fee, pursuant to the undertaking, amounted to $1,454,854 during the period ended October 31, 2005.

During the period ended October 31, 2005, the Distributor retained $32,742 from commissions earned on sales of the fund’s Class A shares and $783,812 and $7,055 from contingent deferred sales charges on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .50% of the value of the average daily net assets of Class B shares and .75% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2005, Class B and Class C shares were charged $1,199,678 and $483,497, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2005, Class A, Class B and Class C shares were charged $1,192,246, $599,839 and $161,165, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended October 31, 2005, the fund was charged $588,667 pursuant to the transfer agency agreement.

40

The fund compensates Mellon Bank, N.A., an affiliate of the Manager, under a custody agreement for providing custodial services for the fund. During the period ended October 31, 2005, the fund was charged $185,293 pursuant to the custody agreement.

During the period ended October 31, 2005, the fund was charged $3,143 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $382,996, Rule 12b-1 distribution plan fees $129,921, shareholder services plan fees $155,313, custodian fees $56,700, chief compliance officer fees $1,239 and transfer agency per account fees $96,771, which are offset against an expense reimbursement currently in effect in the amount of $88,961.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund may invest its available cash balances in affiliated money market mutual funds. Management fees of the underlying money market mutual funds have been waived by the Manager.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, financial futures, options transactions, forward currency exchange contracts and swap transactions during the period ended October 31, 2005, amounted to $3,479,895,645 and $3,506,930,530, respectively, of which $772,486,511 in purchases and $773,720,756 in sales were from mortgage dollar roll transactions.

A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market.The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to “mark to market” on a daily basis, which reflects the change in market value of the contracts at the close of each day’s trading.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Contracts open at October 31,2005,are set forth in the Statement of Financial Futures.

The fund may purchase and write (sell) put and call options in order to gain exposure to or to protect against changes in the market.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund would incur a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund would realize a loss, if the price of the financial instrument decreases between those dates.

42

The following summarizes the fund’s call/put options written for the period ended October 31, 2005:

	Face Amount		Options Terminated

	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain (Loss) ($)

Contracts outstanding
October 31, 2004	—	—
Contracts written	362,220,000	1,234,312
Contracts terminated:
Contracts closed	71,200,000	211,269	472,541	(261,272)
Contracts expired	79,490,000	527,717		527,717
Contracts outstanding
October 31, 2005	211,530,000	495,326

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transac-tions.When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. The following summarizes open forward currency exchange contracts at October 31, 2005:

	Foreign
Forward Currency	Currency			Unrealized
Exchange Contracts	Amounts	Proceeds ($)	Value ($)	Appreciation ($)

Sales;
Euro, expiring
12/21/2005	290,000	357,932	348,725	9,207

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

The fund may enter into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument.

The fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swap contracts in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap contracts in the Statement of Operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation (depreciation) on investments.

Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. For those credit default swaps in which the fund is receiving a fixed rate, the fund is providing credit protection on the underlying instrument.The maximum payouts for these contracts are limited to the notional amount of each swap.The following summarizes credit default swaps entered into by the fund at October 31, 2005:

		Unrealized
		Appreciation
Notional Amount ($)	Description	(Depreciation) ($)

3,892,000	Agreement with UBS terminating	(37,485)
	June 20, 2010 to pay a fixed rate of
.52% and receive the notional amount as a
result of interest payment default totaling
$1,000,000 or principal payment default of
$10,000,000 on Alcoa, 6.5%, 6/1/2011
3,456,250	Agreement with Morgan Stanley terminating	56,140
March 20, 2006 to receive a fixed rate of
	1.625% and pay the notional amount
	as a result of interest payment default
totaling $1,000,000 or principal payment
	default of $10,000,000 on Republic of
	Argentina, 4.005%, 8/3/2012

44

		Unrealized
		Appreciation
Notional Amount ($) Description		(Depreciation) ($)

2,004,000	Agreement with UBS terminating	(36,366)
	March 20, 2008 to pay a fixed rate of
3.92% and receive the notional amount
	as a result of interest payment default
totaling $1,000,000 or principal payment
default of $10,000,000 on Bombardier,
	6.75%, 5/1/2012
866,000	Agreement with Morgan Stanley terminating	3,126
September 20, 2015 to pay a fixed rate of
1.15% and receive the notional amount
	as a result of interest payment default
totaling $1,000,000 or principal payment
	default of $10,000,000 on CenturyTel,
	7.875%, 8/15/2012
2,979,000	Agreement with Citibank terminating	8,531
September 20, 2015 to pay a fixed rate of
1.16% and receive the notional amount
	as a result of interest payment default
totaling $1,000,000 or principal payment
	default of $10,000,000 on CenturyTel,
	7.875%, 8/15/2012
1,903,000	Agreement with JP Morgan terminating	161,549
September 20, 2010 to receive a fixed rate
	of 1.07% and pay the notional amount
	as a result of interest payment default
totaling $1,000,000 or principal payment
default of $10,000,000 on Cooper Tire &
	Rubber, 7.75%, 12/15/2009
3,892,000	Agreement with UBS terminating	(16,334)
	June 20, 2010 to pay a fixed rate of
	.29% and receive the notional amount
	as a result of interest payment default
totaling $1,000,000 or principal payment
default of $10,000,000 on ConocoPhillips,
	4.75%, 10/15/2012
3,860,000	Agreement with Morgan Stanley terminating	(59,309)
	June 20, 2010 to pay a fixed rate of
.685% and receive the notional amount
	as a result of interest payment default
	totaling $1,000,000 or principal
	payment default of $10,000,000
	on Dow Jones CDX.NA.IG.4

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)
		Unrealized
		Appreciation
Notional Amount ($)	Description	(Depreciation) ($)

3,055,000	Agreement with Citigroup terminating	(50,154)
	June 20, 2010 to pay a fixed rate
	of .685% and receive the notional
	amount as a result of interest payment
default totaling $1,000,000 or principal
	payment default of $10,000,000
	on Dow Jones CDX.NA.IG.4
5,415,000	Agreement with Citigroup terminating	(93,264)
	June 20, 2010 to pay a fixed rate of
.705% and receive the notional amount
	as a result of interest payment default
	totaling $1,000,000 or principal
	payment default of $10,000,000
	on Dow Jones CDX.NA.IG.4
3,871,000	Agreement with Merrill Lynch terminating	2,913
	June 20, 2010 to pay a fixed rate of
.305% and receive the notional amount
	as a result of interest payment default
	totaling $1,000,000 or principal
	payment default of $10,000,000
	on Dow Jones CDX.NA.IG.4
6,167,000	Agreement with Morgan Stanley	(4,546)
terminating June 20, 2010 to pay a fixed
	rate of .35% and receive the notional
	amount as a result of interest payment
default totaling $1,000,000 or principal
	payment default of $10,000,000
	on Dow Jones CDX.NA.IG.4
1,920,000	Agreement with Morgan Stanley	4,793
	terminating September 20, 2006 to
	receive a fixed rate of 2% and pay the
	notional amount as a result of interest
payment default totaling $1,000,000 or
principal payment default of $10,000,000
	on GMAC, 6.875%, 8/28/2012
6,204,000	Agreement with Bear Stearns terminating	14,521
	March 20, 2015 to pay a fixed rate of
.155% and receive the notional amount
	as a result of interest payment default
totaling $1,000,000 or principal payment
	default of $10,000,000 on HSBC Bank,
	4.29%, 4/12/2006
3,922,000	Agreement with UBS terminating	47,843
June 20, 2010 to receive a fixed rate of
	.78% and pay the notional amount
	as a result of interest payment default
totaling $1,000,000 or principal payment
	default of $10,000,000 on MBIA,
	6.625%, 10/1/2028

46

		Unrealized
		Appreciation
Notional Amount ($)	Description	(Depreciation) ($)

7,790,000	Agreement with UBS terminating	(126,613)
	June 20, 2015 to pay a fixed rate of
	.62% and receive the notional amount
	as a result of interest payment default
totaling $1,000,000 or principal payment
	default of $10,000,000 on Morgan
	Stanley, 6.6%, 4/1/2012
1,823,000	Agreement with Bear Stearns terminating	(11,593)
June 20, 2010 to pay a fixed rate of .4%
and receive the notional amount as a result
	of interest payment default totaling
$1,000,000 or principal payment default of
$10,000,000 on Nucor, 4.875%, 10/1/2012
1,865,000	Agreement with JP Morgan terminating	2,853
	June 20, 2010 to pay a fixed rate of
	.30% and receive the notional amount
	as a result of interest payment default
totaling $1,000,000 or principal payment
default of $10,000,000 on St. Paul Cos.,
	8.125%, 4/15/2010
3,193,000	Agreement with UBS terminating	3,518
	June 20, 2010 to pay a fixed rate of
	.31% and receive the notional amount
	as a result of interest payment default
	totaling $1,000,000 or principal
	payment default of $10,000,000
	on St. Paul Cos., 8.125%, 4/15/2010
2,798,000	Agreement with Bear Stearns terminating	(4,107)
	June 20, 2010 to pay a fixed rate of
	.37% and receive the notional amount
	as a result of interest payment default
	totaling $1,000,000 or principal
	payment default of $10,000,000
	on St. Paul Cos., 5%, 3/15/2013
4,010,000	Agreement with Bear Stearns terminating	(9,456)
March 20, 2010 to receive a fixed rate of
	.35% and pay the notional amount
	as a result of interest payment default
	totaling $1,000,000 or principal
	payment default of $10,000,000
	on Tyco, 6%, 11/15/2013
5,200,000	Agreement with Citigroup terminating	(24,459)
March 20, 2015 to receive a fixed rate of
	.53% and pay the notional amount
	as a result of interest payment default
	totaling $1,000,000 or principal
	payment default of $10,000,000
on Washington Mutual, 4%, 1/15/2009

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)
		Unrealized
		Appreciation
Notional Amount ($)	Description	(Depreciation) ($)

7,208,000	Agreement with UBS terminating	(34,010)
March 20, 2015 to receive a fixed rate of
.53% and pay the notional amount as a
result of interest payment default totaling
$1,000,000 or principal payment default
	of $10,000,000 on Washington
	Mutual, 4%, 1/15/2009
Total		(201,909)

The fund may enter into interest rate swaps which involve the exchange of commitments to pay and receive interest based on a notional principal amount. The following summarizes open interest rate swaps entered into by the fund at October 31, 2005:

		Unrealized
		Appreciation
Notional Amount ($)	Description	(Depreciation) ($)

38,952,000	Interest Rate Swap Agreement with	(172,748)
	JP Morgan terminating May 13,
	2008 to pay 3 month LIBOR and
	receive a fixed rate of 4.17%
38,952,000	Interest Rate Swap Agreement with	669,394
	JP Morgan terminating May 13,
	2015 to receive 3 month LIBOR and
	pay a fixed rate of 4.645%
		496,646

Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty, respectively.At October 31, 2005, there were no total return swaps outstanding.

Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreement and are generally limited to the amount of net payments to be received, if any, at the date of default.

At October 31, 2005, the cost of investments for federal income tax purposes was $944,971,688; accordingly, accumulated net unrealized depreciation on investments was $12,539,866, consisting of $3,385,760 gross unrealized appreciation and $15,925,626 gross unrealized depreciation.

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Shareholders and Board of Trustees Dreyfus Premier Core Bond Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, financial futures and options written of Dreyfus Premier Core Bond Fund (the fund comprising Dreyfus Premier Fixed Income Funds) as of October 31, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included verification by examination of securities held by the custodian as of October 31, 2005 and confirmation of securities not held by the custodian by correspondence with oth-ers.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Core Bond Fund at October 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U. S. generally accepted accounting principles.

New York, New York December 15, 2005
The Fund 49

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 1.54% of the ordinary dividends paid during the fiscal year ended October 31, 2005 as qualifying for the corporate dividends received deduction. For the fiscal year ended October 31, 2005, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $581,335 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in January 2006 of the percentage applicable to the preparation of their 2005 income tax returns.

50

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the Board of Trustees held on August 10, 2005, the Board considered the re-approval for an annual period of the fund’s Management Agreement, pursuant to which the Manager provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Manager.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of the Manager regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent, and quality of the services provided to the fund pursuant to its Management Agreement.The Manager’s representatives reviewed the fund’s distribution of accounts and the relationships the Manager has with various intermediaries and the different needs of each. The Manager’s representatives noted the diversity of distribution of the fund as well as among the funds in the Dreyfus fund complex, and the Manager’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each of the fund’s distribution channels.The Board members also reviewed the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered the Manager’s research and portfolio management capabilities and that the Manager also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered the Manager’s extensive administrative, accounting, and compliance infrastructure.

Comparative Analysis of the Fund’s Performance, Management Fee, and Expense Ratio. The Board members reviewed the fund’s performance, management fee, and expense ratio and placed significant emphasis on comparisons to a group of comparable funds, and to Lipper category averages, as applicable.The group of comparable funds

The Fund 51

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

was previously approved by the Board for this purpose, and was prepared using a Board-approved selection methodology that was based, in part, on selecting non-affiliated funds reported in the same Lipper category (the “Intermediate Investment Grade Debt Funds” category) as the fund.The Board members discussed the results of the comparisons for various periods ended June 30, 2005. The Board members noted the fund’s second quartile comparison group, and first quartile Lipper category, total return rankings for the 1-year period.The Board noted that the fund outperformed the comparison group average on a total return basis for the 1-year and 10-year period, and the Lipper category averages for the 1-year, 3-year, and 10-year period. The Board also noted that, with respect to yield performance, the fund ranked in the first or second quartile of the comparison group and in the Lipper category, and that the fund outperformed the comparison group and Lipper category averages, for each reported time period. The Board discussed with the fund’s primary portfolio manager the fund’s relative performance results since he assumed portfolio management responsibilities for the fund on January 31, 2005 and noted, for the period ended June 30, 2005, the fund’s improved relative performance since the portfolio manager was appointed to manage the fund.

The Board members discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios for the funds in the Comparison Group. The Board noted that the fund’s management fee was higher than the majority of the fees of the Comparison Group funds, and that the fund’s total expense ratio was higher than the Comparison Group average and lower than the Lipper category average. The Board also noted the Manager’s current undertaking to limit the fund’s annual expense ratio to 0.65%, plus applicable share class distribution and servicing fees, and the Manager’s agreement to continue this undertaking through September 30, 2006.

The Board members also reviewed the fees paid to the Manager or its affiliates by mutual funds managed by the Manager or its affiliates with similar investment objectives, policies, and strategies, and in the same Lipper category, as the fund (the “Similar Funds”). The Board mem-

52

bers also reviewed the fees paid by institutional separate accounts managed by the Active Core Strategies Team (of which the fund’s portfolio managers are members) at Standish Mellon Asset Management (“SMAM”), an affiliate of the Manager, with similar investment objectives, policies, and strategies as the fund (the “Separate Accounts” and, collectively, with the Similar Funds, the “Similar Accounts”). The Manager’s representatives explained the nature of the Similar Accounts and the differences, from the Manager’s perspective, in management of the Separate Accounts as compared to managing and providing services to a fund.The Manager’s representatives noted that two Similar Funds had the same management fee as the fund and one Similar Fund was a unitary fee fund with a fee that was higher than the fund’s management fee. It also was noted that two other Similar Funds had a lower management fee than the fund, one of which was designed exclusively for private wealth clients as part of a private asset management program that charges additional fees.With respect to the Separate Accounts, the Manager’s representatives advised the Board that each account is managed by SMAM and members of its Active Core Strategies Team and reflects a fee schedule tied to SMAM’s internal cost structure and fee arrangements that pre-date SMAM’s affiliation with the Manager.The Board analyzed differences in fees paid to the Manager and discussed the relationship of the advisory fees paid in light of the Manager’s performance and the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts managed by the Manager to evaluate the appropriateness and reasonableness of the fund’s management fee. The Manager’s representatives noted that there were no similarly managed wrap fee accounts managed by the Manager or its affiliates with similar investment objectives, policies, and strategies as the fund.

Analysis of Profitability and Economies of Scale. The Manager’s representatives reviewed the dollar amount of expenses allocated and profit received by the Manager and the method used to determine such expenses and profit.The Board received and considered information prepared by an independent consulting firm regarding the

The Fund 53

I N FO R M AT I O N A B O U T T H E R E V I E W A N D A P P R OVA L O F T H E F U N D ’ S M A N A G E M E N T A G R E E M E N T ( U n a u d i t e d ) ( c o n t i n u e d )

Manager’s approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The Manager’s representatives stated that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the analysis in light of the relevant circumstances for the fund, and the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect economies of scale for the benefit of fund investors.The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources. The Board members also considered potential benefits to the Manager from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s portfolio.

It was noted that the Board members should consider the Manager’s profitability with respect to the fund as part of their evaluation of whether the fee under the Management Agreement bears a reasonable relationship to the mix of services provided by the Manager, including the nature, extent, and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that the Manager may have realized any economies of scale would be less.The Board members also discussed the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. It was noted that the profitability percentage for managing the fund was not unreasonable given the fund’s overall performance and generally superior service levels provided. The Board also noted the Manager’s absorption of certain expenses of the fund over the past year and its effect on the profitability of the Manager.

At the conclusion of these discussions, each Board member expressed the opinion that he or she had been furnished with sufficient information to make an informed business decision with respect to continua-

54

tion of the fund’s Management Agreement. Based on their discussions and considerations as described above, the Board members made the following conclusions and determinations.

  The Board concluded that the nature, extent, and quality of the ser- vices provided by the Manager are adequate and appropriate.
  The Board generally was satisfied with the fund’s overall performance.
  The Board expressly considered the appointment of the fund’s pri- mary portfolio manager in January 2005, the portfolio manager’s presentations since his appointment regarding the process in place for managing the fund, and the improvement in the fund’s relative performance since that time as significant factors in re-approving the fund’s management agreement.
  The Board concluded that the fee paid to the Manager by the fund was reasonable in light of comparative performance and expense and advisory fee information, including the Manager’s undertaking to limit the fund’s annual expense ratio to .65% (plus distribution and servicing charges), costs of the services provided, and profits to be realized and benefits derived or to be derived by the Manager from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to the Manager and its affiliates in connection with the man- agement of the fund had been adequately considered by the Manager in connection with the management fee rate charged to the fund, and that, to the extent in the future it were to be deter- mined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with the information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

The Fund 55

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (62) Chairman of the Board (1995)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Levcor International, Inc., an apparel fabric processor, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Azimuth Trust, an institutional asset management firm, Member of Board of Managers and Advisory Board
  Sunair Services Corporation, engages in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor- related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 193

———————
David W. Burke (69) Board Member (1994)
Principal Occupation During Past 5 Years:
• Corporate Director and Trustee

Other Board Memberships and Affiliations:
• John F. Kennedy Library Foundation, Director

No. of Portfolios for which Board Member Serves: 84
———————
Diane Dunst (66) Board Member (1990)
Principal Occupation During Past 5 Years:
• President, Huntting House Antiques

No. of Portfolios for which Board Member Serves: 11
———————
Jay I. Meltzer (77) Board Member (1991)
Principal Occupation During Past 5 Years:
  Physician, Internist and Specialist in Clinical Hypertension
  Clinical Professor of Medicine at Columbia University & College of Physicians and Surgeons
  Faculty Associate, Center for Bioethics, Columbia
No. of Portfolios for which Board Member Serves: 11
56

Daniel Rose (76) Board Member (1992)
Principal Occupation During Past 5 Years:
  Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm
Other Board Memberships and Affiliations:
  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director

No. of Portfolios for which Board Member Serves: 22

———————
Warren B. Rudman (75) Board Member (1993)
Principal Occupation During Past 5 Years:
  Of Counsel to (from January 1993 to December 31, 2003, Partner in) the law firm Paul, Weiss, Rifkind,Wharton & Garrison LLP
Other Board Memberships and Affiliations:
  Collins & Aikman Corporation, Director
  Allied Waste Corporation, Director
  Raytheon Company, Director
  Boston Scientific, Director

No. of Portfolios for which Board Member Serves: 20

———————

Sander Vanocur (77) Board Member (1992)
Principal Occupation During Past 5 Years:
• President, Old Owl Communications

No. of Portfolios for which Board Member Serves: 22

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Rosalind Gersten Jacobs, Emeritus Board Member

The Fund 57

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JAMES BITETTO, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board, Chief Executive	Assistant General Counsel and Assistant
Officer and Chief Operating Officer of the	Secretary of the Manager, and an officer of 91
Manager, and an officer of 90 investment	investment companies (comprised of 200
companies (comprised of 184 portfolios)	portfolios) managed by the Manager. He is 39
managed by the Manager. Mr. Canter also is a	years old and has been an employee of the
Board member and, where applicable, an	Manager since December 1996.

Executive Committee Member of the other	JONI LACKS CHARATAN, Vice President
investment management subsidiaries of Mellon	and Assistant Secretary since
Financial Corporation, each of which is an	August 2005.
affiliate of the Manager. He is 60 years old and
has been an employee of the Manager since	Associate General Counsel of the Manager,
May 1995.	and an officer of 91 investment companies
(comprised of 200 portfolios) managed by the
STEPHEN R. BYERS, Executive Vice	Manager. She is 49 years old and has been an
President since November 2002.	employee of the Manager since October 1988.

Chief Investment Officer,Vice Chairman and a	JOSEPH M. CHIOFFI, Vice President and
director of the Manager, and an officer of 90	Assistant Secretary since August 2005.
investment companies (comprised of 184
portfolios) managed by the Manager. Mr. Byers	Assistant General Counsel of the Manager, and
also is an officer, director or an Executive	an officer of 91 investment companies
Committee Member of certain other	(comprised of 200 portfolios) managed by the
investment management subsidiaries of Mellon	Manager. He is 43 years old and has been an
Financial Corporation, each of which is an	employee of the Manager since June 2000.
affiliate of the Manager. He is 52 years old and	JANETTE E. FARRAGHER, Vice President
has been an employee of the Manager since	and Assistant Secretary since
January 2000.	August 2005.
MARK N. JACOBS, Vice President since	Associate General Counsel of the Manager,
March 2000.	and an officer of 91 investment companies
Executive Vice President, Secretary and	(comprised of 200 portfolios) managed by the
General Counsel of the Manager, and an	Manager. She is 42 years old and has been an
officer of 91 investment companies (comprised	employee of the Manager since February 1984.
of 200 portfolios) managed by the Manager.	JOHN B. HAMMALIAN, Vice President and
He is 59 years old and has been an employee	Assistant Secretary since August 2005.
of the Manager since June 1977.
Associate General Counsel of the Manager,
MICHAEL A. ROSENBERG, Vice President	and an officer of 91 investment companies
and Secretary since August 2005.	(comprised of 200 portfolios) managed by the
Associate General Counsel of the Manager,	Manager. He is 42 years old and has been an
and an officer of 91 investment companies	employee of the Manager since February 1991.
(comprised of 200 portfolios) managed by the
Manager. He is 45 years old and has been an
employee of the Manager since October 1991.

58

ROBERT R. MULLERY, Vice President and	GAVIN C. REILLY, Assistant Treasurer
Assistant Secretary since August 2005.	since December 2005.
Associate General Counsel of the Manager,	Tax Manager of the Investment Accounting
and an officer of 91 investment companies	and Support Department of the Manager, and
(comprised of 200 portfolios) managed by the	an officer of 91 investment companies
Manager. He is 53 years old and has been an	(comprised of 200 portfolios) managed by the
employee of the Manager since May 1986.	Manager. He is 37 years old and has been an

JEFF PRUSNOFSKY, Vice President and	employee of the Manager since April 1991.
Assistant Secretary since August 2005.	JOSEPH W. CONNOLLY, Chief Compliance
Associate General Counsel of the Manager,	Officer since October 2004.
and an officer of 91 investment companies	Chief Compliance Officer of the Manager and
(comprised of 200 portfolios) managed by the	The Dreyfus Family of Funds (91 investment
Manager. He is 40 years old and has been an	companies, comprised of 200 portfolios). From
employee of the Manager since October 1990.	November 2001 through March 2004, Mr.

JAMES WINDELS, Treasurer since	Connolly was first Vice-President, Mutual
November 2001.	Fund Servicing for Mellon Global Securities
Services. In that capacity, Mr. Connolly was
Director – Mutual Fund Accounting of the	responsible for managing Mellon’s Custody,
Manager, and an officer of 91 investment	Fund Accounting and Fund Administration
companies (comprised of 200 portfolios)	services to third-party mutual fund clients. He
managed by the Manager. He is 47 years old	is 48 years old and has served in various
and has been an employee of the Manager	capacities with the Manager since 1980,
since April 1985.	including manager of the firm’s Fund
ERIK D. NAVILOFF, Assistant Treasurer	Accounting Department from 1997 through
since December 2002.	October 2001.
Senior Accounting Manager – Taxable Fixed	WILLIAM GERMENIS, Anti-Money
Income Funds of the Manager, and an officer	Laundering Compliance Officer since
of 91 investment companies (comprised of 200	August 2002.
portfolios) managed by the Manager. He is 37	Vice President and Anti-Money Laundering
years old and has been an employee of the	Compliance Officer of the Distributor, and the
Manager since November 1992.	Anti-Money Laundering Compliance Officer
ROBERT ROBOL, Assistant Treasurer	of 87 investment companies (comprised of 196
since August 2005.	portfolios) managed by the Manager. He is 35
years old and has been an employee of the
Senior Accounting Manager – Money Market	Distributor since October 1998.
Funds of the Manager, and an officer of 91
investment companies (comprised of 200
portfolios) managed by the Manager. He is 41
years old and has been an employee of the
Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since August 2005.
Senior Accounting Manager – Equity Funds of
the Manager, and an officer of 91 investment
companies (comprised of 200 portfolios)
managed by the Manager. He is 38 years old
and has been an employee of the Manager
since November 1990.

The Fund 59

NOTES

For More	Information

Dreyfus Premier	Transfer Agent &
Core Bond Fund	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Telephone Call your financial representative or 1-800-554-4611

Mail	The Dreyfus Premier Family of Funds
144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2005, is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $60,761 in 2004 and $35,208 in 2005.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,000 in 2004 and $9,450 in 2005. These services consisted of security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $178,500 in 2004 and $0 in 2005.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $5,232 in 2004 and $5,894 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,540 in 2004 and $1,257 in 2005. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2004 and $0 in 2005.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $653,655 in 2004 and $755,822 in 2005.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS PREMIER FIXED INCOME FUNDS
By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	January 3, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	January 3, 2006

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	January 3, 2006

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)